UNITED  STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM  8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2011

GLOBAL ENERGY INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-28025	86-0951473
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

16 Menachem Begin Street, Gama Building 5th floor, Ramat Gan, Israel	52681
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  646-673-8435

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The Company has been informed that on May 19, 2011, YA Global Investment L.P. ("YA Global") transferred to Viskoben Limited, a company registered in Cyprus, the remaining Debentures and Warrants that had been issued by the Company to YA Global. YA Global transferred to Viskoben Limited: (i) debentures in the amount (principal and interest) of US $1,058,985 Debenture I and $481,718 Debenture II, and (ii) warrants to purchase an aggregate of 2,525,282 shares of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL ENERGY INC.

By:	/s/ Asi Shalgi
Asi Shalgi
President and Chief Executive Officer

Date: August 23, 2011